SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   August 16, 2004
                                                --------------------------------


                               RSI Holdings, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                 North Carolina
                           ---------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

         01-18091                                         56-1200363
---------------------------                  -----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


28 East Court Street, Post Office Box 6847, Greenville, South Carolina  29606
----------------------------------------------------------------------  -----
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (864) 271-7171
                                 --------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                       ----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)








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ITEM 5.  OTHER EVENTS.

         On August 17, 2004, the Company issued a press release reporting that a special committee of its board of directors is considering a "going private" proposal made at the August 16, 2004 meeting of the board. The press release is set forth as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1     Press release issued by RSI Holdings, Inc. on August 17, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RSI HOLDINGS, INC.


Date:  August 17, 2004                 By: /s/ Buck A. Mickel
                                           ------------------------------------
                                           Buck A. Mickel
                                           President & Chief Executive Officer

                                    EXHIBITS

99.1     Press release issued by RSI Holdings, Inc. on August 17, 2004